SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 10, 2004
                        (Date of earliest event reported)


                          Nu Horizons Electronics Corp
______________________________________________________________________________
             (Exact name of registrant as specified in its charter)


   Delaware                    001-08798                         11-2621097
______________________________________________________________________________
(State or other               (Commission                       (IRS Employer
jurisdiction of               File Number)                      Identification
incorporation)                                                      Number)


 70 Maxess Road, Melville, New York                                 11747
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


                                 (631) 396-5000
______________________________________________________________________________
               (Registrant's telephone number including area code)


                                       N/A
______________________________________________________________________________
          (Former name or former address, if changed since last report)



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ITEM 2.03.  CREATION OF A DIRECT FINANCIAL  OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A Registrant.

As previously reported, on September 30, 2004, the Registrant entered into a a secured revolving credit agreement ("Credit Agreement") with eight banks (the "Lenders") which provides for maximum borrowings of $100,000,000. On December 10, 2004, the Registrant repaid to the Lenders a portion of the then outstanding borrowings such that borrowings under the Credit Agreement are currently $36 million. The Registrant may borrow, repay and reborrow amounts under the Credit Agreement.

































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



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Nu Horizons Electronics Corp.


                                       By: /s/Paul Durando
                                           -------------------------
                                           Paul Durando
                                           Vice President - Finance


Date:  December 14, 2004
























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